UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

131 Front Street, Hamilton HM12, Bermuda
(Address of principal executive offices and zip code)

(441) 292-7090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On August 4, 2010, Maiden Holdings, Ltd. issued a press release announcing its results of operations for the second quarter ended June 30, 2010.  A copy of the press release is hereby furnished to the Commission and incorporated by reference herein as Exhibit 99.1.

Item 8.01                      Other Events.

On August 4, 2010, Maiden Holdings, Ltd. also issued a press release announcing a quarterly cash dividend of $0.065 per share of common stock payable on October 15, 2010 to shareholders of record as of October 1, 2010.  A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
   No.                                  Description

  99.1                                Press Release of Maiden Holdings, Ltd., dated August 4, 2010.

  99.2                                Press Release of Maiden Holdings, Ltd., dated August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2010	MAIDEN HOLDINGS, LTD.

	By:	/s/ Lawrence F. Metz
Lawrence F. Metz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
   No.                                  Description

  99.1                                Press Release of Maiden Holdings, Ltd., dated August 4, 2010.

  99.2                                Press Release of Maiden Holdings, Ltd., dated August 4, 2010.